Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY

WENDY’S/ARBY’S RESTAURANTS, LLC

OFFER TO EXCHANGE
$565,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS
10.00% SENIOR NOTES DUE 2016 (CUSIP NUMBER 95058TAB3),
WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
FOR A LIKE AGGREGATE PRINCIPAL AMOUNT OF ITS
10.00% SENIOR NOTES DUE 2016 (CUSIP NUMBERS 95058TAA5 / U95238AA6)

          This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Wendy’s/Arby’s Restaurants, LLC (the “Company”) made pursuant to the prospectus dated        , 2009 (the “Prospectus”), if certificates for the outstanding $565,000,000 aggregate principal amount of its 10.00%Senior Notes due 2016 (CUSIP Numbers 95058TAA5 / U95238AA6) (the “Initial Notes”) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to U.S. Bank National Association (the “Exchange Agent”) as set forth below. In addition, in order to utilize the guaranteed delivery, a Letter of Transmittal (or facsimile thereof), must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Initial Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Delivery to:

U.S. BANK NATIONAL ASSOCIATION
Exchange Agent

By Registered or Certified	By Overnight Courier:	By Hand:	By Facsimile:
Mail:	U.S. Bank National	U.S. Bank National	U.S. Bank National
U.S. Bank National	Association	Association	Association
Association	60 Livingston Avenue	60 Livingston Avenue	Attn: Specialized Finance
60 Livingston Avenue	St. Paul, Minnesota 55107	St. Paul, Minnesota 55107	Department
St. Paul, Minnesota 55107	Attn: Specialized Finance	Attn: Specialized Finance	(651) 495-8158
Attn: Specialized Finance	Department	Department
Department			Confirm by telephone:
(800) 934-6802

For information, call: (800) 934-6802

          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

          Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in “The Exchange Offer—Procedures for Tendering Initial Notes” section of the Prospectus.

Principal Amount of Initial Notes
Tendered1

$__________________________________________________

Certificate Nos. (if available):
___________________________________________________

If Initial Notes will be delivered by book-entry
Total Principal Amount Represented by	transfer to The Depository Trust Company,
Initial Notes Certificate(s):	provide account number.

$__________________________________________________	Account Number_____________________________________

ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

X_________________________________________________	__________________________________________________

X_________________________________________________	__________________________________________________
Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:______________________

          Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

[1]	Must be in denominations of $1,000 principal amount and integral multiples thereof.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):	__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

Capacity:	__________________________________________________________________________________________________________________

Address(es):	__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

GUARANTEE

          The undersigned, a member of a registered national securities exchange, or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Initial Notes” section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

_____________________________________________________	_____________________________________________________
Name of Firm	Authorized Signature

_____________________________________________________	_____________________________________________________
Address	Title

_____________________________________________________	Name: _______________________________________________
Zip Code	(Please Type or Print)

Area Code and Tel. No. _________________________________	Dated: _______________________________________________

NOTE:	DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.